UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

Licont, Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-177359	72-1621890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

316 California Avenue, Suite 890, Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

800-330-8314

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 15, 2013, the board of directors (the “Board”) concluded, after receiving notice from Thomas J. Harris, Licont, Corp.’s (“Licont”) independent registered public accounting firm (“Harris”) on the same day, that Licont’s financial statements for the year ended September 30, 2012 that were included in Licont’s Annual Report on Form 10-K for the year then ended (the “Prior Financial Statements”) should no longer be relied upon because of an error in the Prior Financial Statements relating to Licont’s accounting for the Company’s convertible debentures and related party transactions. The Prior Financial Statements have been restated to comply with generally accepted accounting principles.

The following table represents the effects of the anticipated restatements as of September 30, 2012:

	Originally
	reported	Restated
Cash	25.00	38,973.00
Related party receivable	-	9,573.00
Convertible notes payable	-	50,167.00
Retained deficit	(30,025.00)	(31,671.00)
General and administrative expenses	29,207.00	30,853.00

The Board has discussed the matters disclosed in this Item 4.02 with Harris and has authorized and directed the Company to restate the Prior Financial Statements as soon as is reasonably practicable.

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which represent the Company’s expectations or beliefs concerning various future events, can be identified by words such as “may”, “will”, “believes”, “intends” or other words indicating beliefs or future events, results or other matters that are not historical facts. Such statements include, but are not limited to, statements concerning amendments to the Company’s previously-filed annual and quarterly reports and information included in the Prior Financial Statements. The potential risks and uncertainties associated with these forward-looking statements include risks related to the Company’s internal controls, its compliance with applicable regulations, accounting principles and public disclosure, and other risks and uncertainties described in its filings with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements to reflect events or circumstances arising after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

Exhibit
Number	Description
16.1	Letter dated February 22, 2013, from Thomas J. Harris CPA to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

LICONT, CORP.

DATED: February 22, 2013	By:	/s/ Trevor Robertson
Trevor Robertson
President, Chief Executive Officer, and Chief Financial Officer